UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 18, 2022

TUSCAN HOLDINGS CORP. II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38970	83-3853706
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

135 E. 57th Street, 17th Floor New York, NY 10022
(Address of Principal Executive Offices) (Zip Code)

(646) 948-7100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	THCAU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	THCA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	THCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01  Termination of Material Definitive Agreement.

As previously announced, on July 13, 2022, Tuscan Holdings Corp. II (the “Company”) received a notice (the “Nasdaq Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that, as of July 11, 2022, the Company was not in compliance with Listing Rule IM-5101-2 (the “Rule”), which requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of the registration statement filed in connection with its initial public offering. Since the Company’s registration statement became effective on July 11, 2019, it was required to complete an initial business combination by no later than July 11, 2022. The Company requested a hearing before an independent hearings panel, which request had stayed any suspension or delisting action pending the completion of the hearing and the expiration of any additional extension period granted by the Panel following the hearing. The hearings panel had granted the Company an additional extension period to complete its business combination with Surf Air Global Limited (“Surf Air”) pursuant to the Business Combination Agreement, dated May 17, 2022 (the “Merger Agreement”), among the Company, Surf Air, Surf Air Mobility Inc., a wholly-owned subsidiary of Surf Air (“Parentco”), THCA Merger Sub Inc., a wholly-owned subsidiary of Parentco, and SAGL Merger Sub Limited, a wholly-owned subsidiary of Parentco.

Also as previously announced on November 16, 2022, the Company and Surf Air mutually agreed to terminate the Merger Agreement. As a result of the termination of the Merger Agreement, Nasdaq notified the Company that the additional extension period granted by hearings panel was terminated. The Company’s shares and warrants will be suspended at the open of business on November 21, 2022. Nasdaq will file a Form 25 Notification of Delisting with the Securities Exchange Commission when all internal appeal periods have run.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2022	TUSCAN HOLDINGS CORP. II

	By:	/s/ Stephen Vogel
Stephen Vogel
Chief Executive Officer

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